Interests in joint ventures	12 Months Ended
Dec. 31, 2025
Disclosure of joint ventures [abstract]
Interests in joint ventures	Interests in joint ventures
In June 2024, Alvotech hf. sold its share in the joint venture for a gross proceeds of $18.0 million (less $1.3 million in transaction costs). The sale resulted in a net loss of $3.0 million, including accumulated translation difference, recognized during the year ended 31 December 2024. $6.0 million of the proceeds received was paid in 2025.

The following table provides the change in the Group’s interest in a joint venture during the years ended 31 December 2025 and 2024:

	2025	2024
Balance at 1 January	—	18,494
Share in losses	—	—
Sale of shares in joint venture	—	(18,494)
Translation difference	—	—
Balance at 31 December	—	—